UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION
                 FORM S-8
          Washington, D.C.  20549
     REGISTRATION STATEMENT UNDER THE
                SECURITIES
                ACT OF 1933
      ONE PRICE CLOTHING STORES, INC.
 (Exact name of Registrant as specified in
               its Charter)
 Delaware                           57-0779028
(State or other                    (I.R.S. Employer
jurisdiction of                    Identification No.)
incorporation or organization)

Highway 290, Commerce Park
1875 East Main Street
Duncan, South Carolina                 29334
(Address of principle executive      (Zip Code)
offices)

ONE PRICE CLOTHING STORES, INC. DIRECTOR
     STOCK OPTION PLAN
(Full Title of the Plan)

     Raymond S. Waters, Secretary
     One Price Clothing Stores, Inc.
     Highway 290, Commerce Park
     1875 East Main Street
     Duncan, South Carolina  29334
     (Name and address of agent for
                service)
        (803) 433-8888

(Telephone number, including area code of
agent for service)
               copy to:
          Jo W. Hackl, Esquire
   Wyche, Burgess, Freeman & Parham, P.A.
            P O Box 728
          Greenville, SC  29602

Calculation of Registration Fee

                                                                        Proposed
                                                Proposed                maximum
        Title of securities      Amount to be   maximum offering        aggregate       Amount of
         to be registered        registered     price per share         offering price  registration fee


        Common stock            105,000           $  5.125*             $  538,125*      $185.56*
        $0.01 par value
        per share

*The average of the high and low prices of the Registrant's common stock as reported by NASDAQ on August 9, 1995 ($5.125 per share) is used for purposes of calculating the registration fee.

Part I. Information Required in the
        Section 10(a) Prospectus

Item 1. Plan Information

        Not included in this Registration
        Statement but provided or to be
        provided to Plan participants
        pursuant to Rule 428 (b) (1).

Item 2. Registrant Information and
        Employee Plan Annual Information

        Not included in this Registration
        Statement but provided or to be
        provided to Plan participants
        pursuant to Rule 428(b).

Part II. Information Required in the
         Registration Statement

Item 3. Incorporation of Documents by
        Reference

        The following documents or
        portions thereof are hereby
        incorporated by reference:

        The Registrant's Annual Report on
        Form 10-K for the fiscal year
        ended December 31, 1994, filed
        pursuant to Section 13(a) of the
        Securities Exchange Act of 1934,
        as amended, Commission File No. 0-
        15385.

        All other reports filed by the
        Registrant pursuant to Section
        13(a) or 15(d) of the Securities
        Exchange Act of 1934, as amended,
        since the end of the Registrant's
        1994 fiscal year.

        The description of the
        Registrant's common stock
        contained in or incorporated into
        the Registrant's Registration
        Statement on Form 8-A filed with
        the Securities and Exchange
        Commission on June 23, 1987, File
        No. 0-15385.

        All documents subsequently filed
        by the Registrant pursuant to
        Sections 13(a), 13(c), 14 and
        15(d) of the Securities Exchange
        Act of 1934, as amended, prior to
        the filing of a post-effective
        amendment which indicates that all
        securities offered have been sold
        or which deregisters all
        securities then remaining unsold,
        shall be deemed to be incorporated
        by reference in this Registration
        Statement and to be part thereof
        from the date of filing of such
        documents.

Item 4. Description of Securities

        Not applicable.

Item 5. Interests of Named Experts and
        Counsel

        The law firm of Wyche, Burgess,
        Freeman & Parham, P.A., located in
        Greenville, South Carolina, is
        counsel to the Registrant in
        connection with this Registration
        Statement and has passed on
        certain aspects of the legality of
        the common stock covered hereby.
        As of July 15, 1995, attorneys of
        Wyche, Burgess, Freeman and Parham
        beneficially owned in the
        aggregate 34,200 shares (less than
        1% of the outstanding shares) of
        common stock of the Registrant.

Item 6. Indemnification of Directors and
        Officers

        Reference is made to Section 145
        of the General Corporation Law of
        the State of Delaware respecting
        indemnification of officers and
        directors of Delaware corporations
        in connection with legal
        proceedings involving any such
        persons because of being or having
        been an officer or director.
        These provisions permit a
        corporation under certain
        circumstances to indemnify an
        individual made a party to a
        proceeding because he or she is or
        was a director or officer of a
        corporation against liability
        incurred in the proceeding.  In
        addition, this section requires
        corporations to indemnify
        directors or officers against
        expenses reasonably and actually
        incurred in connection with
        certain types of proceedings in
        which such director or officer was
        successful, on the merits or
        otherwise.  This section also
        permits a corporation to purchase
        and maintain insurance on behalf
        of a person who is or was an
        officer or director of such
        corporation.

        Reference is further made in
        Article VII of the Certificate of
        Incorporation of the Registrant.
        (See Exhibit 4(a) and 4(a)(1) to
        this Registration Statement).

        Reference is further made to
        Article XII of the Bylaws of the
        Registrant.  (See Exhibit 4(b) to
        this Registration Statement).

        Reference is further made to
        Section 14 of the One Price
        Clothing Stores, Inc. Director
        Stock Option Plan.  (See Exhibit
        99 to this Registration
        Statement).

Item 7. Exemption from Registration
        Claimed

        Not applicable.

Item 8. Exhibits

        Exhibit

       4(a)    Certificate of
               Incorporation of the
               Registrant, as amended:
               Incorporated by reference
               to Exhibit 3(a) in the
               Registrant's Registration
               Statement on Form S-1,
               (File No. 33-13321) ("the
               Form S-1").

       4(a)(1) Certificate of Amendment of
               Certificate of
               Incorporation of the
               Registrant:  Incorporated
               by reference to exhibit
               3(a)(1) in Registrant's
               Annual Report on Form 10-K
               for the year ended January
               1, 1994, (File No. 0-
               15385)("the 1993 Form 10-
               K").

       4(b)    Restated By-Laws of the
               Registrant, as of July 22,
               1992 and amended as of July
               20, 1994:  Incorporated by
               reference to exhibit 3(b)
               in Registrant's Annual
               Report on Form 10-K for the
               year ended December 31,
               1994, (File No. 0-15385)
               ("the 1994 Form 10-K").

        4(c)    Specimen of Certificate for
               the Registrant's common
               stock:  Incorporated by
               reference to Exhibit 1 to
               the Registrant's
               Registration Statement on
               Form 8-A filed with the
               Securities and Exchange
               Commission on June 23,
               1987, (File No. 0-15385).

       4(d)    One Price Clothing Stores,
               Inc. and Wachovia Bank of
               North Carolina, N. A. as
               Rights Agent Shareholder
               Rights Agreement dated
               November 3, 1994:
               Incorporated by reference
               to Exhibit 2 to the
               Registrant's Form 8-K filed
               November 10, 1994 (File No.
               0-15385).

       5       Opinion of Wyche, Burgess,
               Freeman & Parham, P.A.
               regarding certain aspects
               of the legality of shares
               of common stock of the
               Registrant covered by this
               Registration Statement.

       15      Acknowledgement of Deloitte
               & Touche LLP, Independent
               Accountants

       23(a)   Consent of Wyche, Burgess,
               Freeman & Parham, P.A. --
               contained in Exhibit 5.

       23(b)   Consent of Deloitte &
               Touche LLP, Independent
               Accountants to
               incorporation by reference
               in Registration Statement.

       24      Power of Attorney is
               contained on the signature
               page of this filing.

       99      One Price Clothing Stores,
               Inc. Director Stock Option
               Plan:  Incorporated by
               reference to Exhibit 10(m)
               to the 1994 Form 10-K.

Item 9. Undertakings

       (a)     The undersigned Registrant hereby undertakes:

               (1)  To file, during any
               period in which offers or
               sales are being made, a
               post-effective amendment to
               this Registration
               Statement:

                    (i)   To include any
                    prospectus required by
                    Section 10(a)(3) of the
                    Securities Act of 1933;

                    (ii)  To reflect in the
                    prospectus any facts or
                    events arising after the
                    effective date of the Registration
                    Statement (or the most recent post-
                    effective amendment thereof)
                    which, individually or in
                    the aggregate, represent a
                    fundamental change in the
                    information set forth in the
                    Registration Statement;

                    (iii) To include any
                    material information with
                    respect to the plan of
                    distribution not previously
                    disclosed in the
                    Registration Statement or
                    any material change to such
                    information in the
                    Registration Statement;

                  Provided, however, that
                  paragraphs (a) (1) (i) and (a)
                  (1) (ii) do not apply if the
                  information required to be
                  included in a post-effective
                  amendment by those paragraphs
                  is contained in periodic
                  reports filed by the
                  Registrant pursuant to Section
                  13 or Section 15(d) of the
                  Securities Exchange Act of
                  1934 that are incorporated by
                  reference in the Registration
                  Statement.

                  (2)  That, for the purpose of
                  determining any liability
                  under the Securities Act of
                  1933, each such post-effective
                  amendment shall be deemed to
                  be a new registration
                  statement relating to the
                  securities offered therein,
                  and the offering of such
                  securities at that time shall
                  be deemed to be the initial
                  bona fide offering thereof.

                  (3)  To remove from
                  registration by means of a
                  post-effective amendment any
                  of the securities being
                  registered which remain unsold
                  at the termination of the
                  offering.

       (b) The undersigned Registrant
       hereby undertakes that, for
       purposes of determining any
       liability under the Securities Act
       of 1933, each filing of the
       Registrant's annual report pursuant
       to Section 13(a)  or Section 15(d)
       of the Securities Exchange Act of
       1934 that is incorporated by
       reference in the Registration
       Statement shall be deemed to be a
       new Registration Statement relating
       to the securities offered therein,
       and the offering of such securities
       at that time shall be deemed to be
       the initial bona fide offering
       thereof.

       (c) Insofar as indemnification for
       liabilities arising under the
       Securities Act of 1933 may be
       permitted to directors, officers
       and controlling persons of the
       Registrant pursuant to the
       foregoing provisions, or otherwise,
       the Registrant has been advised
       that in the opinion of the
       Securities and Exchange Commission
       such indemnification is against
       public policy as expressed in the
       Securities Act of 1933 and is,
       therefore, unenforceable.  In the
       event that a claim for
       indemnification against such
       liabilities (other than the payment
       by the Registrant of expenses
       incurred or paid by a director,
       officer or controlling person of
       the Registrant in the successful
       defense of any action, suit or
       proceeding) is asserted by such
       director, officer or controlling
       person in connection with the
       securities being registered, the
       Registrant will, unless in the
       opinion of its counsel the matter
       has been settled by controlling
       precedent, submit to a court of
       appropriate jurisdiction the
       question whether such
       indemnification by it is against
       public policy as expressed in the
       Securities Act of 1933 and will be
       governed by the final adjudication
       of such issue.

       SIGNATURES


       Pursuant to the requirements of the
Securities Act of 1933, the Registrant
certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by
the undersigned, thereunto duly
authorized, in the City of Duncan, State of South Carolina, on August 11, 1995.

                                         ONE PRICE CLOTHING STORES, INC.

                                         By:   /s/ Raymond S. Waters
                                              Raymond S. Waters
                                              Secretary

POWER OF ATTORNEY


             KNOW ALL PERSONS BY THESE PRESENTS,
that each person whose signature appears below constitutes and appoints Henry D.
Jacobs, Jr. and Raymond S. Waters, each of them, as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-effective and post-effective amendments) to this
Registration Statement, and to file the
same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all which said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do, or cause to be done by virtue hereof.

             Pursuant to the requirements of the
Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the date indicated:

Date:  August 11, 1995                  /s/ Henry D. Jacobs, Jr.
                                        Henry D. Jacobs, Jr.
                                        Chairman of the Board,
                                        Chief Executive Officer and Director
                                        (principal executive officer)

Date:  August 11, 1995                  /s/ Ethan S. Shapiro
                                        Ethan S. Shapiro
                                        President, Chief Operating Officer
                                        and Director

Date:  August 11, 1995                  /s/ Raymond S. Waters
                                        Raymond S. Waters
                                        Secretary and Director

Date:  August 11, 1995                  /s/ Stephen A. Feldman
                                        Stephen A. Feldman
                                        Chief Financial Officer and Treasurer
                                        (principal financial officer)

Date:  August 11, 1995                  /s/ David F. Bellet
                                        David F. Bellet
                                        Director

Date:  August 11, 1995                  /s/ Charles D. Moseley, Jr.
                                        Charles D. Moseley, Jr.
                                        Director

Date:  August 11, 1995                  /s/ Laurie M. Shahon
                                        Laurie M. Shahon
                                        Director

Date:  August 11, 1995                  /s/ Malcolm L. Sherman
                                        Malcolm L. Sherman
                                        Director

Date:  August 11, 1995                  /s/ James M. Shoemaker, Jr.
                                        James M. Shoemaker, Jr.
                                        Director

Date:  August 11, 1995                  /s/ Cynthia C. Turk
                                        Cynthia C. Turk
                                        Director

    ONE PRICE CLOTHING STORES, INC. AND
                SUBSIDIARY
               EXHIBIT INDEX

       4(a)    Certificate of
               Incorporation of the
               Registrant, as amended:
               Incorporated by reference
               to Exhibit 3(a) in the
               Registrant's Registration
               Statement on Form S-1,
               (File No. 33-13321) (the
               "Form S-1").

       4(a)(1) Certificate of Amendment of
               Certificate of
               Incorporation of the
               Registrant:  Incorporated
               by reference to exhibit
               3(a)(1) in Registrant's
               Annual Report on Form 10-K
               for the year ended January
               1, 1994, (File No. 0-
               15385)("the 1993 Form 10-
               K").

       4(b)    Restated By-Laws of the
               Registrant, as of July 22,
               1992 and amended as of July
               20, 1994:  Incorporated by
               reference to exhibit 3(b)
               in Registrant's Annual
               Report on Form 10-K for the
               year ended December 31,
               1994, (File No. 0-15385)
               ("the 1994 Form 10-K").

       4(c)    Specimen of Certificate for
               the Registrant's common
               stock:  Incorporated by
               reference to Exhibit 1 to
               the Registrant's
               Registration Statement on
               Form 8-A filed with the
               Securities and Exchange
               Commission on June 23,
               1987, (File No. 0-15385).

       4(d)    One Price Clothing Stores,
               Inc. and Wachovia Bank of
               North Carolina, N. A. as
               Rights Agent Shareholder
               Rights Agreement dated
               November 3, 1994:
               Incorporated by reference
               to Exhibit 2 to the
               Registrant's Form 8-K filed
               November 10, 1994 (File No.
               0-15385).

       5       Opinion of Wyche, Burgess,
               Freeman & Parham, P.A.
               regarding certain aspects
               of the legality of shares
               of common stock of the
               Registrant covered by this
               Registration Statement.

       15      Acknowledgement of Deloitte
               & Touche LLP, Independent
               Accountants

       23(a)   Consent of Wyche, Burgess,
               Freeman & Parham, P.A. --
               contained in Exhibit 5.

       23(b)   Consent of Deloitte &
               Touche LLP, Independent
               Accountants to
               incorporation by reference
               in Registration Statement.

       24      Power of Attorney is
               contained on the signature
               page of this filing.

       99      One Price Clothing Stores,
               Inc. Director Stock Option
               Plan:  Incorporated by
               reference to Exhibit 10(m)
               to the 1994 Form 10-K,
               (File No. 0-15385).